SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-KA


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 1997


                        FRONTEER FINANCIAL HOLDINGS, LTD.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  Colorado                                 0-17637              45-0411501
--------------                      ------------------      ------------------
(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
  of incorporation)                                          Identification No.)


1700 Lincoln Street, 32nd Floor, Denver, Colorado                  80203
--------------------------------------------------              -------------
   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code: (303) 860-1700

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Pro forma financial information.

                  The following unaudited pro forma condensed consolidated financial statements are filed with this report:

                  Pro forma condensed consolidated balance sheet as of June 30, 1996

                  Pro forma condensed consolidated statement of operations:
                         Nine months ended  September 30, 1995
                         Nine months ended June 30, 1996

                  The pro forma condensed consolidated balance sheet of Fronteer Financial Holdings, Ltd. (Fronteer) as of June 30, 1996 reflects the financial position of Fronteer after giving effect to the sale of the Clearing Operation discussed in Item 2 of Fronteer's Current Report on Form 8-K dated July 23, 1996, as originally filed, and assumes the sale took place on June 30, 1996. The pro forma condensed consolidated statements of operations for the nine months ended September 30, 1995 and the nine months ended June 30, 1996 assume that the sale occurred on January 1, 1995 and are based on the operations of Fronteer for the nine months ended September 30, 1995 and the nine months ended June 30, 1996.

                  The unaudited pro forma condensed consolidated financial statements have been prepared by Fronteer based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of Fronteer or of the financial position or results of operations of Fronteer that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Fronteer's financial statements will reflect the disposition only from the sale date.

                  The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Fronteer.


         (c)     Exhibits.

                 Exhibit 10.1 Agreement for Sale and Purchase of Certain of the
                              Business and Assets of RAF Financial Corporation dated January 29, 1996 by and among Fronteer Directory Company, Inc., RAF Financial Corporation and MultiSource Services, Inc. (incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K dated July 23, 1996, as originally filed.)

                 Exhibit 10.2 Stock  Subscription  Agreement  dated January 29,
                              1996 by and among Fronteer Directory Company., Oppenheimer Funds, Inc. and MultiSource Services, Inc. (incorporated by reference to Exhibit 10.2 to Registrant's Current Report on Form 8-K dated July 23, 1996, as originally filed.)

                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 24, 1997



                                              FRONTEER FINANCIAL HOLDINGS, LTD.



                                              By: /s/ R.A. Fitzner, Jr.
                                                 ------------------------------
                                                 R.A. Fitzner, Jr.
                                                 Chairman of the Board

                         Pro Forma Financial Information

               Fronteer Financial Holdings, Ltd. and Subsidiaries
       Pro Forma Condensed Consolidated Balance Sheet as of June 30, 1996

                                                                     Pro forma
                                                                    adjustments
                                                                    -----------
                                                               Clearing
                                                 Historical   Operation(A)     Other(B)    Pro forma
                                                 ----------   -----------     ---------    ---------
Cash and cash equivalents ...................   $ 1,265,307       930,887     3,694,576     4,028,996
Accounts receivable .........................    13,773,211    10,129,782          --       3,643,429
Securities owned, at market value ...........     2,248,350          --            --       2,248,350
Other current assets ........................     1,768,112       423,524          --       1,344,588
                                                -----------    ----------    ----------    ----------
   Total current assets .....................    19,054,980    11,484,193     3,694,576    11,265,363

Property, furniture and equipment ...........     5,114,828       783,010          --       4,331,818
Accumulated depreciation ....................     2,913,629       715,598          --       2,198,031
                                                -----------    ----------    ----------    ----------
   Net property, furniture and equipment ....     2,201,199        67,412          --       2,133,787
Directory publishing rights and other .......     4,962,133          --            --       4,962,133
Accumulated amortization ....................       458,925          --            --         458,925
                                                -----------    ----------    ----------    ----------
   Net directory publishing rights and other      4,503,208          --            --       4,503,208
   Total assets .............................   $25,759,387    11,551,605     3,694,576    17,902,358
                                                ===========    ==========    ==========    ==========

Payables and accrued expenses ...............   $12,061,241    10,857,029          --       1,204,212
Current portion of long-term debt ...........       894,441          --            --         894,441
Notes payable to related parties ............       467,900          --            --         467,900
Other current liabilities ...................     1,297,848          --            --       1,297,848
                                                -----------    ----------    ----------    ----------
   Total current liabilities ................    14,721,430    10,857,029          --       3,864,401

Long-term debt, net of current portion ......       904,051          --       1,500,000     2,404,051
Deferred rent concessions ...................     1,788,517          --            --       1,788,517
Deferred income taxes .......................     1,085,590          --            --       1,085,590
                                                -----------    ----------    ----------    ----------
   Total liabilities ........................    18,499,588    10,857,029     1,500,000     9,142,559
Minority interest in subsidiary .............       205,356          --            --         205,356
   Total stockholders' equity ...............     7,054,443       694,576     2,194,576     8,554,443
                                                -----------    ----------    ----------    ----------
   Total liabilities and stockholders' equity   $25,759,387    11,551,605     3,694,576    17,902,358
                                                ===========    ==========    ==========    ==========

(A)  Represents elimination of historical balances of the Clearing Operation.

(B) Represents consideration received of $3,000,000 plus net book value of the Clearing Operation. Of the total consideration received, $1,500,000 is in the form of a forgivable loan.




                         Pro Forma Financial Information

               Fronteer Financial Holdings, Ltd. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                      Nine Months Ended September 30, 1995

                                                                   Pro forma
                                                                  adjustments
                                                                  -----------
                                                              Clearing
                                             Historical     Operation(A)      Other(B)      Pro forma
                                             ----------     -----------      ---------      ---------
Revenue ................................   $ 17,169,754         153,080            --        17,016,674
Cost of sales and operating expenses:
   Cost of sales .......................     11,634,402                            --        11,634,402
   General and administrative ..........      6,958,217       1,241,138         264,418       5,981,497
   Depreciation and amortization .......        564,411          32,230            --           532,181
                                             ----------      ----------     -----------     -----------
                                             19,157,030       1,273,368         264,418      18,148,080
                                             ----------      ----------     -----------     -----------
   Operating loss ......................     (1,987,276)     (1,120,288)       (264,418)     (1,131,406)
                                             ----------      ----------     -----------     -----------
Other income, net ......................        100,539          99,758            --               781
                                             ----------      ----------     -----------     -----------
Loss before minority interest and income
   taxes ...............................     (1,886,737)     (1,020,530)       (264,418)     (1,130,625)
Minority interest in earnings ..........         (5,136)           --              --            (5,136)
                                             ----------      ----------     -----------     -----------
Loss before income taxes ...............     (1,891,873)     (1,020,530)       (264,418)     (1,135,761)
Income tax expense .....................           --              --              --              --
                                             ----------      ----------     -----------     -----------
Net loss ...............................     (1,891,873)     (1,020,530)       (264,418)     (1,135,761)
Preferred stock dividends ..............        (32,812)           --              --           (32,812)
                                             ----------      ----------     -----------     -----------
Net loss applicable to common
   shareholders ........................     (1,924,685)     (1,020,530)       (264,418)     (1,168,573)
                                             ==========      ==========     ===========     ===========
Loss per common share ..................    $      (.20)                                           (.12)
                                             ==========                                     ===========

(A)  Represents   elimination  of  historical   operating  results  of  Clearing
     Operation.

(B)  Represents  expenses  to be  incurred  due to  the  sale  of  the  Clearing
     Operation.



                         Pro Forma Financial Information

               Fronteer Financial Holdings, Ltd. and Subsidiaries
            Pro Forma Condensed Consolidated Statement of Operations
                         Nine Months Ended June 30, 1996

                                                                      Pro forma
                                                                      adjustments
                                                                      -----------
                                                                Clearing
                                            Historical        Operation(A)    Other (B)     Pro forma
                                            ----------        -----------    ---------      ---------

Revenue ................................   $ 21,148,867         347,609            --        20,801,258
Cost of sales and operating expenses:
   Cost of sales .......................     13,283,837            --              --        13,283,837
   General and administrative ..........      8,332,290       1,516,332         264,418       7,080,376
   Depreciation and amortization .......        694,160          37,061            --           657,099
                                            -----------     -----------      -----------    -----------
                                             22,310,287       1,553,393         264,418      21,021,312
                                            -----------     -----------      -----------    -----------
   Operating loss ......................     (1,161,420)     (1,205,784)       (264,418)       (220,054)
                                            -----------     -----------      -----------    -----------
Other income, net ......................        210,168         144,496            --            65,672
                                            -----------     -----------      -----------    -----------
Loss before minority interest and income
   taxes ...............................       (951,252)     (1,061,288)       (264,418)       (154,382)
Minority interest in earnings ..........        (48,984)           --              --           (48,984)
                                            -----------     -----------      -----------    -----------
Loss before income taxes ...............     (1,000,236)     (1,061,288)       (264,418)       (203,366)
Income tax expense .....................         (8,397)           --              --            (8,397)
                                            -----------     -----------      -----------    -----------
Net loss ...............................     (1,008,633)     (1,061,288)       (264,418)       (211,763)
Preferred stock dividends ..............        (59,063)           --              --           (59,063)
                                            -----------     -----------      -----------    -----------
Net loss applicable to common
   shareholders ........................     (1,067,696)     (1,061,288)       (264,418)       (270,826)
                                            ===========     ===========      ===========    ===========
Loss per common share ..................   $       (.08)                                           (.02)
                                            ===========                                     ===========

(A)  Represents   elimination  of  historical  operating  results  for  Clearing
     Operation.

(B)  Represent  expenses  to be  incurred  due  to  the  sale  of  the  Clearing
     Operation.

                                 EXHIBIT INDEX


Exhibit        Description
-------        -----------

Exhibit 10.1 Agreement for Sale and Purchase of Certain of the Business and Assets of RAF Financial Corporation dated January 29, 1996 by and among Fronteer Directory Company, Inc., RAF Financial Corporation and MultiSource Services, Inc. (incorporated by reference to Exhibit 10.1 to Registrant's Current Report on Form 8-K dated July 23, 1996, as originally filed.)

Exhibit 10.2 Stock Subscription Agreement dated January 29, 1996 by and among Fronteer Directory Company., Oppenheimer Funds, Inc. and MultiSource Services, Inc. (incorporated by reference to Exhibit 10.2 to Registrant's Current Report on Form 8-K dated July 23, 1996, as originally filed.)